EXHIBIT 99.1

AGREEMENT

This Agreement (this “Agreement”) is made and entered into as of May 16, 2013, by and among Hess Corporation (the “Company”), Elliott Associates, L.P. (“Elliott Associates”) and Elliott International, L.P. (“Elliott International”, and together with Elliott Associates, “Elliott”) (each of the Company and Elliott, a “Party” to this Agreement, and collectively, the “Parties”).

RECITALS

WHEREAS, Elliott beneficially owns shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”) totaling, in the aggregate, 15,500,000 shares of Common Stock on the date hereof; and

WHEREAS the Company and Elliott have determined to come to an agreement with respect to the election of members of the Company’s board of directors (the “Board”) at the 2013 annual meeting of stockholders of the Company (including any adjournment or postponement thereof, the “2013 Annual Meeting”), certain matters related to the 2013 Annual Meeting and certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.                  Board Matters; Board Appointments; 2013 Annual Meeting.

(a)                Elliott on behalf of itself and its Affiliates and Associates hereby (i) irrevocably withdraws its nominees and proposal submitted to the Company in January 2013 and any related materials or notices submitted to the Company in connection therewith (the “Elliott Nomination”) and (ii) agrees not to take any further action with respect to any solicitation materials related to the Elliott Nomination or otherwise related to the 2013 Annual Meeting and filed by it or on its behalf with the Securities and Exchange Commission.   Elliott hereby further agrees that it will not, and that it will not permit any of its Affiliates or Associates to, (i) nominate or recommend for nomination any person for election at the 2013 Annual Meeting, directly or indirectly, (ii) submit any proposal for consideration at, or bring any other business before, the 2013 Annual Meeting, directly or indirectly, or (iii) initiate, encourage or participate in any “withhold” or similar campaign with respect to the 2013 Annual Meeting, directly or indirectly.  Elliott hereby further agrees that it shall (i) immediately cease any and all solicitation efforts in connection with the 2013 Annual Meeting and (ii) not vote, deliver or otherwise use any proxies that may have been received by Elliott or its representatives to date with respect to the 2013 Annual Meeting.  Elliott shall not publicly or privately encourage or support any other stockholder to take any of the actions described in this Section 1(a).

(b)               At the 2013 Annual Meeting, Elliott agrees to appear in person or by proxy at the 2013 Annual Meeting and cause all shares of Common Stock beneficially owned by Elliott to be present for quorum purposes and to vote all shares of Common Stock of the Company beneficially owned by Elliott in favor of (i) each of the five individuals listed as nominees of the Company in its Definitive Proxy Statement for the 2013 Annual Meeting (collectively, the “2013 Company Board Nominees”) for election to the Board at the 2013 Annual Meeting and (ii) the Company’s “say-on-pay” proposal.

(c)                The Company and Elliott agree that Mr. Rodney F. Chase, Mr. Harvey Golub and Mr. David McManus (collectively, together with any replacement pursuant to this Section 1(c), the “Specified Elliott Nominees”) shall be appointed to the Board as promptly as practical and in any event within 3 business days following the 2013 Annual Meeting to the class of directors whose terms, in the absence of any earlier declassification of the Board, would end in connection with the 2015 annual meeting of stockholders of the Company (including any adjournment or postponement thereof).

(d)               In the event any Specified Elliott Nominees is unable or unwilling to serve as a director of the Company (other than on account of failure to be elected or re-elected) prior to, in the absence of any earlier declassification of the Board, the 2016 Annual Meeting (or, if the Board were to be earlier declassified, the 2014 annual meeting of stockholders of the Company) the Company agrees that Elliott can select any other qualified candidate who is unaffiliated with Elliott and its Affiliates or Associates, qualifies as  “independent” under the applicable rules of the Securities and Exchange Commission and the rules of the New York Stock Exchange and under the Company’s corporate governance guidelines and is reasonably acceptable to the Corporate Governance and Nominating Committee of the Board as a replacement candidate and that the Company will appoint such replacement candidate who meets the foregoing criteria to replace the Specified Elliott Nominee who is so unable to serve.

(e)                The Company and Elliott further agree that three of the current members of the Board of Directors will retire from Board service such that, after giving effect to the appointment of the Specified Elliott Nominees, the size of the Board shall be 14 members.  The Company agrees that 2 of the Specified Elliott Nominees will promptly join the Corporate Governance and Nominating Committee (which shall number 5 persons in size).   The Company agrees that, assuming satisfactory completion of customary D&O questionnaires, including as to qualifying as “independent” under the applicable rules of the Securities and Exchange Commission and the rules of the New York Stock Exchange and under the Company’s corporate governance guidelines, 1 of the Specified Elliott Nominees will promptly join each of the Compensation and Management Development Committee and the Audit Committee.

(f)                The Company agrees that appointments to other board committees will be recommended by the Corporate Governance and Nominating Committee; it being understood for avoidance of doubt that vacancies on the Corporate Governance and Nominating Committee shall be filled by the Board.

(g)               The Company hereby further covenants and agrees that the Company will as promptly as practical following the 2013 Annual Meeting take all necessary action so that the Company positions of Chairman of the Board and Chief Executive Officer are separated so that the same person will not be entitled to serve as both Chairman of the Board and Chief Executive Officer of the Company.  The Company hereby confirms that Mr. John Hess, the Chief Executive Officer of the Company, has voted all shares of Common Stock of the Company beneficially owned by Mr. Hess in favor of the proposal to amend the Company’s Certificate of Incorporation and Bylaws to declassify the Board and that Mr. Hess will not change such vote.

(h)               In the event the term of office of a Specified Elliott Nominee ends prior to the 2016 annual meeting of stockholders (including any adjournments or postponements thereof) (the “2016 Annual Meeting”), then with respect to each annual meeting of stockholders prior to the 2016 Annual Meeting at which the election of directors is neither contested (i.e., no person other than the Company has properly submitted any director nominations) nor subject to a “withhold campaign,” (i) the Company agrees to include such Specified Elliott Nominee in its slate of nominees for election as directors of the Company at such annual meetings of stockholders and (ii) Elliott agrees to vote all shares of Common Stock of the Company beneficially owned by Elliott and entitled to vote at such annual meetings in favor of the election of six of the Company’ director nominees (which six shall consist of the 2013 Company Board Nominees and Jim Quigley or replacements thereof); provided, however, that if at any time any director nominee nominated by the Board fails to win election or re-election, the foregoing provisions shall cease to apply and shall have no further force or effect.

(i)                 Per Elliott’s request, the Company will take appropriate action so that, prior to the 2016 Annual Meeting, the director retirement age policy does not automatically disqualify Harvey Golub from potentially being re-nominated solely on account of his age.

2.                  Representations and Warranties of the Company.

The Company represents and warrants to Elliott that (a) the Company has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by the Company does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to the Company, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

3.                  Representations and Warranties of Elliott.

Elliott represents and warrants to the Company that (a) the authorized signatory of Elliott set forth on the signature page hereto has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind it thereto, (b) this Agreement has been duly authorized, executed and delivered by Elliott, and is a valid and binding obligation of Elliott, enforceable against Elliott in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of Elliott as currently in effect, (d) the execution, delivery and performance of this Agreement by Elliott does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to Elliott, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such member is a party or by which it is bound, and (e) as of the date of this Agreement, (i) Elliott beneficially owns in the aggregate 15,500,000 shares of Common Stock and (ii) Elliott does not currently have, and does not currently have any right to acquire, any interest in any other securities of the Company or derivative or equity-linked positions therein.

4.                  Termination.  This Agreement shall terminate at the earlier of the (i) 2016 Annual Meeting and (ii) the time at which any director nominee nominated by the Board fails to win election or re-election due to a contested election, except that termination shall not relieve any party for any liability for any breach of this Agreement prior to such termination.

5.                  Further Assurances.

Each of the Parties hereto shall execute and deliver such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and effectuate the election and/or appointment of the 2013 Company Board Nominees and the Specified Elliott Nominees to the Board at or promptly following the 2013 Annual Meeting.

6.                  Press Release.

Following the execution of this Agreement in the morning of May 16, 2013 (but no earlier than 8:30 a.m., New York City time), the Company and Elliott shall jointly issue a mutually agreeable press release announcing certain terms of this Agreement, in the form attached hereto as Exhibit A.

7.                  Specific Performance.

Each of the members of Elliott, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other Party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages).  It is accordingly agreed that Elliott, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and the other Party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  This Section 6 is not the exclusive remedy for any violation of this Agreement.

8.                  Expenses.

Each Party shall each be responsible for its own fees and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the transactions contemplated hereby, including, but not limited to, any matters related to the 2013 Annual Meeting.

9.                  Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the Parties that the Parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.  In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or enforceable by a court of competent jurisdiction.

10.              Notices.

Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Hess Corporation
1185 Avenue of the Americas
New York, New York 10036

Facsimile No.:  (212) 536-8339

Attention:        General Counsel

With copies (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019

Facsimile No.: (212) 403-2000

Attention:	David C. Karp, Esq.
Sabastian V. Niles, Esq.

If to Elliott:

Elliott Management Corporation

40 West 57th Street,
New York, New York 10019

Facsimile No.:  (212) 478-2371

Attention:        Elliot Greenberg

With a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Facsimile No.: (212) 757-3990

Attention:	Robert B. Schumer, Esq.
Steven J. Williams, Esq.

11.              Applicable Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would result in the application of the laws of another jurisdiction.  Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware (or, if any such court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and any appellate court therefrom.  Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts.  Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable legal requirements, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

12.              Affiliates and Associates.

Elliott agrees that it will cause its Affiliates and Associates to comply with the terms of this Agreement.  As used in this Agreement, the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the Securities and Exchange

Commission under the Exchange Act (as defined below) and shall include all persons or entities that at any time during the term of this Agreement become Affiliates or Associates of any person or entity referred to in this Agreement.

13.              Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile).

14.              Entire Agreement; Amendment and Waiver; Successors and Assigns; Third Party Beneficiaries.

This Agreement contains the entire understanding of the Parties hereto with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the Parties other than those expressly set forth herein.  No modifications of this Agreement can be made except in writing signed by an authorized representative of each the Company and Elliott.  No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.  The terms and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties hereto and their respective successors, heirs, executors, legal representatives, and permitted assigns.  No party shall assign this Agreement or any rights or obligations hereunder without, with respect to any member of Elliott, the prior written consent of the Company, and with respect to the Company, the prior written consent of Elliott.  This Agreement is solely for the benefit of the Parties hereto and is not enforceable by any other persons.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

HESS CORPORATION

By:       /s/ Timothy B. Goodell
Name:  Timothy B. Goodell
Title:  General Counsel

Elliott Associates, L.P.

By:      Elliott Capital Advisors, L.P., its

            General Partner

By:      Braxton Associates, Inc., its General

            Partner

By:        /s/ John Pike

      Name:  John Pike

      Title:  Authorized Signatory

Elliott INTERNATIONAL, L.P.

By:      Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:        /s/ John Pike

      Name:  John Pike

      Title:  Authorized Signatory

                                                                              8

EXHIBIT A

[Mutual Press Release]